UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2009
Date of Report (Date of earliest event reported)

TERRACE VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50569	91-2147101
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 202,
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Terrace Ventures Inc. (the “Company”) and its wholly-owned subsidiary, Geobiz Systems Inc. ("Geobiz"), entered into a Share Purchase Agreement dated April 29, 2009 (the "Agreement") with Marktech Acquisition Corp. (the "Vendor") and Worldbid International Inc. ("Worldbid") whereby Geobiz will acquire all of the issued and outstanding shares of Worldbid. Under the terms of the Agreement, the Company will pay an aggregate of $250,000 for Worldbid as follows:

(a)	$10,000 payable to the Vendor on the Closing Date; and
(b)	the issuance to the Vendor at Closing of promissory notes as follows:

	(i)	$15,000 payable 6 months following Closing, with no interest;

	(ii)	$50,000 payable 12 months following Closing, with no interest;

	(iii)	$75,000 payable 24 months following Closing, with no interest; and

	(iv)	$100,000 payable 36 months following Closing, with no interest,

which notes shall be convertible at the option of the holder into common shares of Terrace at a price of $0.05 per share.

Closing of the Agreement is subject to a number of conditions, including:

(a)	Worldbid delivering the financial statements required under the Securities Exchange Act of 1934 and the United States Securities and Exchange Commission rules promulgated thereunder; and

(b)	Completion of satisfactory due diligence by the Company and Geobiz.

Closing of the Agreement will occur ten days following receipt of financial statements of Worldbid as required under the Agreement or such other date as is mutually agreed upon by the parties, but in any event not more than 105 days from the date of the Agreement.

There is no assurance that the Closing will be completed as planned or at all.

Mr. Howard Thomson, the Company's sole director and sole officer, was a director of Worldbid International Inc. from December 13, 1999 to November 2, 2001 and the Secretary and Treasurer from December 13, 1999 to November 9, 2006. Mr. Thomson was also an officer and director of Worldbid's former parent company, Worldbid Corporation, from February 12, 1999 to August 31, 2006.

Worldbid owns and operates an international business-to-business and government-to-business facilitation service, which combines proprietary software with the power of the Internet to bring buyers and sellers together from around the world for interactive trade (the “Worldbid Operations”). Worldbid designed its Worldbid.com Internet website to enable companies throughout the world to procure, source (buy) and tender (sell) products and services nationally and internationally.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement dated April 29, 2009 among Terrace Ventures Inc., Marktech Acquisition Corp., Worldbid International Inc. and Geobiz Systems Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRACE VENTURES INC.

Date: April 29, 2009
	By:	/s/ Howard Thomson

HOWARD THOMSON
President and Chief Executive Officer